UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019
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State Street Corporation
(Exact Name of Registrant as Specified in Charter)
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Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts, 02111
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $1 par value per share	STT	New York Stock Exchange
Depositary Shares, each representing a 1/4,000th ownership interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C, without par value per share	STT.PRC	New York Stock Exchange
Depositary Shares, each representing a 1/4,000th ownership interest in a share of Fixed-to-Floating Rate Non Cumulative Perpetual Preferred Stock, Series D, without par value per share	STT.PRD	New York Stock Exchange
Depositary Shares, each representing a 1/4,000th ownership interest in a share of Non-Cumulative Perpetual Preferred Stock, Series E, without par value per share	STT.PRE	New York Stock Exchange
Depositary Shares, each representing a 1/4,000th ownership interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share	STT.PRG	New York Stock Exchange

Item 8.01.    Other Events.
On March 5, 2019, State Street Corporation announced that during the first quarter of 2019 it voluntarily changed its accounting method under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 323, Investments – Equity Method and Joint Ventures, for investments in low income housing tax credit from the equity method of accounting to the proportional amortization method of accounting. This change in accounting method has been applied retrospectively to all prior periods presented herein. Under the applicable bank regulatory rules, State Street Corporation is not required to and, accordingly, did not revise previously-filed reported capital metrics and ratios.

State Street Corporation is filing this Current Report on Form 8-K for the purpose of updating its audited financial statements and other disclosures included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (2018 Form 10-K). The information included in Exhibit 99.1 and Exhibit 99.2 to this Form 8-K presents the updated financial statements following this change in accounting method.

State Street Corporation has revised the following portions of the 2018 Form 10-K to reflect the retrospective revisions described above:

Part I

•	Item 1. Business (up to and not including the subsection entitled “Business Description” therein);
Part II

•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (up to and not including the subsection entitled “Financial Condition” therein); and

•	Item 8. Financial Statements and Supplementary Data, except for Statistical Disclosures by Bank Holding Companies.

The information included in Exhibit 99.1 and Exhibit 99.2 to this Form 8-K is presented in connection with the voluntary change in accounting described above and does not otherwise amend or restate State Street Corporation's audited consolidated financial statements that were included in the 2018 Form 10-K. Unaffected items and unaffected portions of the 2018 Form 10-K have not been repeated in, and are not amended or modified by, Exhibit 99.1 and Exhibit 99.2 to this Form 8-K. Exhibit 99.1 and Exhibit 99.2 to this Form 8-K do not reflect events occurring after State Street Corporation filed the 2018 Form 10-K, and do not modify or update the disclosures therein in any way, other than to reflect the voluntary change in accounting as described above. Therefore, this Form 8-K and Exhibit 99.1 and Exhibit 99.2 hereto should be read in conjunction with the 2018 Form 10-K and State Street Corporation's other filings made with the Securities and Exchange Commission subsequent to the date of the 2018 Form 10-K.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	2018 Form 10-K Item 1. Business (up to and not including the subsection entitled "Business description" therein)
99.2
2018 Form 10-K Item 6. Selected Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations (up to and not including the subsection entitled "Financial Condition" therein), and Item 8. Financial Statements and Supplementary Data, except for Statistical Disclosures by Bank Holding Companies

* 101.INS	XBRL Instance Document
* 101.SCH	XBRL Taxonomy Extension Schema Document
* 101.CAL	XBRL Taxonomy Calculation Linkbase Document
* 101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
* 101.LAB	XBRL Taxonomy Label Linkbase Document
* 101.PRE	XBRL Taxonomy Presentation Linkbase Document
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* Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ IAN W. APPLEYARD
		Name:	Ian W. Appleyard,
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	May 2, 2019